Advantus Bond Fund

a Series of Securian Funds Trust

Class 1 and Class 2 Shares

Summary Prospectus   |   May 1, 2012

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the fund online at securianfunds.com/prospectus. You can also get this information at no cost by calling (800) 995-3850 or by sending an e-mail request to www.policyservices@minnesotalife.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 1, 2012, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Advantus Bond Fund seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Fund also seeks preservation of capital as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Advantus Bond Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.10%	0.10%
Acquired Fund Fees and Expenses (1)	0.02%	0.02%

Total Annual Fund Operating Expenses	0.52%	0.77%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life

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insurance policy, variable annuity contract or qualified plan that invests in the Fund. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$53	$166	$289	$650
Class 2	$78	$245	$427	$951

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 270.5% of the average value of its portfolio.

Principal Investment Strategies

The Advantus Bond Fund invests primarily in a variety of investment-grade debt securities. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in bonds (for this purpose, “bonds” includes any debt security). These debt securities include, among other things, investment-grade corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Association), investment-grade asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. The Fund may invest in investment-grade debt securities issued by domestic companies in a variety of industries. The Fund may also invest in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees.

The Fund may also invest in non-government securities, which may include but are not limited to securities issued by non-government entities secured by obligations of residential mortgage borrowers. Non-government securities also may include asset-backed securities (which may include but are not limited to interests in auto, credit card, manufactured housing and/or other consumer loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans and receivables). Investments by the Fund may be long-term, intermediate-term or short-term debt securities.

In selecting securities, the Fund’s investment adviser considers factors such as, but not limited to, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities.

Principal Risks

An investment in the Advantus Bond Fund may result in the loss of money, and may also be subject to various risks including the following types of main risk:

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Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

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Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities. This risk is greater for residential mortgage-backed securities.

▲	Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

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Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

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Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Fund, including restricted securities determined by the Fund’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

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Non-Government Securities Risk – is the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

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Prepayment Risk – the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.

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Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.

▲	Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.

Performance

The following bar chart and table provide some indication of the risks of investing in the Advantus Bond Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (The information reflects the performance of the Fund’s predecessor portfolio. See “Financial Highlights” at page 67 of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns for Class 2 Shares (a)

Best Quarter (ended 3Q 09 7.19%):
Worst Quarter (ended 4Q 08 -7.02%):

(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.

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Average Annual Total Return (for periods ending December 31, 2011)
	1 Year	5 Years	10 Years	Inception
Bond Fund — Class 1 (inception 2/11/08)	8.30%	—	—	4.58%
Bond Fund — Class 2	8.03%	3.86%	4.70%	—
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%	—

Management

The Advantus Bond Fund is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Christopher R. Sebald Executive Vice President, Chief Investment Officer and Portfolio Manager, Advantus Capital	August 14, 2003
Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	April 29, 2005
David W. Land Vice President and Portfolio Manager, Advantus Capital	April 29, 2005

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” below.

Purchase and Sale of Fund Shares

Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.

Taxes

For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life or other participating life insurance companies, please see the appropriate prospectus for those contracts.

Financial Intermediary Compensation

When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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